UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                             ----------------------


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  JUNE 28, 2007 (JUNE 28, 2007)


                        GENUTEC BUSINESS SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)



      MONTANA                      FILE NUMBER 000-52253              81-0481368
(State or other jurisdiction of    (Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)

28202 CABOT ROAD, SUITE 650, LAGUNA NIGUEL, CALIFORNIA                     92677
        (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  (949) 309-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 28, 2007, in connection with the reincorporation of GenuTec Business Solutions, Inc., a Montana corporation (the "COMPANY") from a Montana corporation to a Delaware corporation (the "REINCORPORATION"), the Company entered into (a) an Assignment and Assumption Agreement with GenuTec Business Solutions, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("DELCO"), pursuant to which the Company transferred all of its assets (except for the capital stock of DelCo) to DelCo (the "ASSET TRANSFER"), and (b) a Plan of Reorganization and Dissolution with DelCo, pursuant to which (i) each share of the Company's Class A voting common stock, par value $0.01 per share (the "OLD COMMON STOCK"), was exchanged for one share of DelCo's Class A voting common stock, par value $0.0001 per share (the "NEW COMMON STOCK"), and (ii) each share of the Company's Series B Convertible Preferred Stock, par value $0.0001 per share (the "OLD PREFERRED STOCK"), was exchanged for one share of DelCo's Series B Convertible Preferred Stock, par value $0.0001 per share (the "NEW PREFERRED STOCK"), and (iii) the Company shall be dissolved upon the filing of the Articles of Dissolution with the Secretary of State of the State of Montana ((i), (ii) and (iii) above, collectively, the "DISSOLUTION"). Each share of Old Common Stock and Old Preferred Stock are automatically converted into shares of New Common Stock and New Preferred Stock, respectively, and each holder of shares of Old Common Stock and Old Preferred Stock, as the case may be, will automatically be and become holders of shares of New Common Stock and New Preferred Stock, as the case may be.

ITEM 8.01.  OTHER EVENTS

On June 28, 2007, a special meeting of the shareholders was held at the office of Kirkpatrick & Lockhart Preston Gates Ellis LLP, to approve the proposal (the "PROPOSAL") recommended by the Board of Directors of the Company to effectuate the Reincorporation through the Asset Transfer and the Dissolution. 106,425,732 votes of Old Common Stock were cast in favor (by the holders of the Old Preferred Stock, voting the Old Preferred Stock on an as-converted basis) of the Proposal (out of 132,100,364 votes, on an as-converted basis, entitled to be cast) and 51,508 votes of Old Preferred Stock were cast in favor of the Proposal (out of 51,508 votes entitled to be cast).

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (d) The following exhibits are incorporated by reference:


EXHIBIT NO.                         DESCRIPTION
----------------- --------------------------------------------------------------
       2.1 Plan of Reorganization and Dissolution dated June 28, 2007. (Incorporated by reference herein to Exhibit D to the Company's Definitive
                                 Schedule 14C Information Statement filed on
                                 June 7, 2007)
      99.1                       Assignment and Assumption Agreement, dated
                                 June 28, 2007. (Incorporated by reference herein to Exhibit C to the Company's Definitive Schedule 14C Information Statement filed on June 7, 2007)

CERTAIN STATEMENTS IN THIS CURRENT REPORT ON FORM 8-K CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. TO THE EXTENT THAT ANY STATEMENTS MADE IN THIS CURRENT REPORT ON FORM 8-K CONTAIN INFORMATION THAT IS NOT HISTORICAL, SUCH STATEMENTS ARE ESSENTIALLY FORWARD-LOOKING AND ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTY. ANY FORWARD-LOOKING STATEMENTS INCLUDED IN THIS CURRENT REPORT ON FORM 8-K ARE MADE AS OF THE DATE HEREOF ONLY, BASED ON INFORMATION AVAILABLE TO THE COMPANY AS OF THE DATE HEREOF, AND, SUBJECT TO ANY APPLICABLE LAW TO THE CONTRARY, THE COMPANY ASSUMES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated as of:  June 28, 2007


                                        GENUTEC BUSINESS SOLUTIONS, INC.
                                        --------------------------------


                                                      (Registrant)



                                             /s/ Roy Cox
                                             ---------------------------
                                             Name:  Roy Cox
                                             Title: Chief Executive Officer


                                      -3-